UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 1, 2009
(June 18, 2009)

TVI CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-10449	52-1085536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 Holladay Tyler Road, Glenn Dale, MD 20769

(Address of Principal Executive Offices)

(301) 352-8800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                               Other Events.

Monthly Operating Reports

As previously disclosed in the current report on Form 8-K filed on April 1, 2009 by TVI Corporation (the “Company”), on April 1, 2009 (and April 2, 2009 with respect to CAPA Manufacturing Corp. (“CAPA”)), the Company and its wholly owned subsidiaries, Safety Tech International, Inc., Signature Special Events Services, Inc. and CAPA (collectively with the Company, the “Debtors”), filed voluntary petitions seeking relief under Chapter 11 (the “Chapter 11 Cases”) of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Maryland (Greenbelt Division) (the “Bankruptcy Court”).  The Chapter 11 Cases are being jointly administered under the caption In re TVI Corporation, et al., No. 09-15677 (the “Cases”).  The Company continues to manage its business as a debtor-in-possession.

Under the Bankruptcy Code and related rules, the Company and its subsidiaries are required to file certain information and reports with the Bankruptcy Court.  On June 18, 2009, the Debtors filed with the Bankruptcy Court their unaudited monthly operating reports for the period May 1, 2009 to May 31, 2009 (the “Monthly Operating Reports”).  Copies of the Debtors Monthly Operating Reports are attached hereto as Exhibits 99.1 through 99.4 and are incorporated herein by reference.

The Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of the Debtors’ compliance with the monthly reporting requirements of the Bankruptcy Court.  The financial information in the Monthly Operating Reports was not audited or reviewed by independent registered accountants and is not presented in accordance with generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws and is subject to future adjustment and reconciliation.  There can be no assurance that the Monthly Operating Reports are complete.  The Monthly Operating Reports also contain information for periods which may be shorter or otherwise different from those contained in reports required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Monthly Operating Reports do not include footnotes that would ordinarily be contained in the financial statements in our quarterly and annual reports pursuant to the Exchange Act.  In addition, the income tax provision in the Monthly Operating Reports is difficult to ascertain as a result of many factors, including, among other things, our inability to predict taxable income that may be generated as a result of any cancellation of indebtedness that might occur as a result of the bankruptcy proceeding involving the Company.  Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

U.S. Trustee Denies Appointment of Official Shareholders Committee for the Cases

By letter dated June 26, 2009, the United States Trustee (the “U.S. Trustee”) denied a request from certain holders of the Company’s common stock to appoint an official shareholders committee to serve in the Cases.  The letter from the U.S. Trustee is attached to this Report as Exhibit 99.5.

Debtors and Branch Banking and Trust Company Agree to Amend Certain Deadlines for Post-Petition Financing

As previously disclosed in the current report on Form 8-K filed on May 22, 2009, the Bankruptcy Court entered a final order approving the Agreement for Post-Petition Financing (the “DIP Credit Agreement”), by and among the Debtors and Branch Banking and Trust Company (the “Lender”) and other financing documents by and among the Debtors and Lender, including that certain Third Amended and Restated Revolving Credit Note dated as of April 6, 2009, that certain Second Amended and Restated Term Note dated as of April 6, 2009 and the Amendment to the Commercial Credit Agreement dated as of April 6, 2009 (collectively, the “Financing Documents”).

On June 30, 2009, the Company received notice that in accordance with Paragraph 22(i) of the DIP Credit Agreement, the Debtors and the Lender have agreed to amend certain deadlines contained in Section 6.9 of the DIP Credit Agreement.  The amendment is as follows:

The Debtors shall: (a) deliver to the Lender a draft disclosure statement and plan of reorganization on or before Friday, July 31, 2009, and (b) file a disclosure statement and a plan of reorganization with the Bankruptcy Court, which disclosure statement and plan shall be acceptable to the Lender in all respects in its sole and absolute discretion, on or before Friday, August 14, 2009.

The remainder of the DIP Credit Agreement remains unchanged.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	TVI Corporation Monthly Operating Report for May 2009.
99.2	Signature Special Event Services, Inc. Monthly Operating Report for May 2009.

99.3	CAPA Manufacturing Corp. Monthly Operating Report for May 2009.
99.4	Safety Tech International, Inc. Monthly Operating Report for May 2009.
99.5	Letter dated June 26, 2009 from the U.S. Trustee.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements involve expectations, beliefs, plans, intentions or strategies regarding the future and may be identified by the use of forward-looking words or phrases such as “should,” “will,” “anticipate,” “believe,” “intend,” “expect,” “seek,” “might result,” “continue,” “estimate” and others of similar import.  Such forward-looking statements are based on information available to the Company as of the date hereof, are not guarantees of future performance, as actual results could differ materially from our current expectations, and are subject to risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements.  Such risks and uncertainties include, but are not limited to, risks associated with (i) our existing defaults under our existing lending agreements; (ii) a potential deterioration of our business due to our restructuring efforts; (iii) reduced demand for our products or other factors; (iv) our inability to satisfy certain terms, conditions and financial covenants of the DIP Credit Agreement for such DIP financing to be made available to us; (v) our ability to operate pursuant to the terms of the DIP Credit Agreement; (vi) the DIP Credit Agreement may not be adequate to fund our working capital needs through its expiration date, and if necessary, additional financing may not be available to us on acceptable terms, or at all, following the DIP Credit Agreement expiration date; (vii) our inability to predict taxable income that may be generated as a result of any cancellation of indebtedness that might occur as a result of the bankruptcy proceeding involving the Company (viii) the Chapter 11 process may not be completed in a timely manner; (ix) continue to operate in the ordinary course and manage its relationships with its creditors, noteholders, employees, vendors and customers given the Company’s financial condition; (x) the amount of time the Company’s management and officers devote to restructuring, may limit the amount of time they have to run the business and retain a number of its key managers and employees, (xi) potential deterioration of the economic climate in general or with respect to the markets in which we operate; (xii) risks associated with new business investments, acquisitions, competition and seasonality; and (xiii) the other risk factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Quarterly Report on Form 10-Q for the period ended September 30, 2008, including, without limitation, those discussed under the caption, “Risk Factors,” which documents are on file with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s website at www.sec.gov. These forward-looking statements are made only as of the date of this report, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. The lack of any update or revision is not intended to imply continued affirmation of forward-looking statements contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TVI Corporation

July 1, 2009	By:	/s/ SHERRI S. VOELKEL
Sherri S. Voelkel
Senior Vice President
and Chief Financial Officer